Exhibit 99.3

CAREY WATERMARK INVESTORS INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2013 has been prepared as if the significant transaction during the fourth quarter of 2013 (noted herein) had occurred as of September 30, 2013. Our pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and nine months ended September 30, 2013 have been prepared based on our historical financial statements as if the significant investments and related financings and the significant disposition (noted herein) had occurred on January 1, 2012. Pro forma adjustments are intended to reflect what the effect would have been had we held our ownership interest as of January 1, 2012 on amounts that have been recorded in our historical condensed consolidated statements of operations. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information should be read in conjunction with our historical condensed consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2012 and our Quarterly Report on Form 10-Q for the nine months ended September 30, 2013. The pro forma information is not necessarily indicative of our financial condition had the significant transactions occurred on September 30, 2013, or results of operations had the significant transactions occurred on January 1, 2012, nor are they necessarily indicative of our financial position, cash flows or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the financial statements.

Exhibit 99.3 – 1

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2013
(in thousands)

		Renaissance
	CWI	Chicago
	Historical	Downtown		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$628,563	$138,048	A	$766,611
Accumulated depreciation	(11,519)	—		(11,519)
Net investments in hotels	617,044	138,048		755,092
Equity investments in real estate	15,855	—		15,855
Net investments in real estate	632,899	138,048		770,947
Cash	241,311	(134,939)	A	169,510
		90,000	A
		(423)	A
		(20,853)	A
		(5,586)	A
Due from affiliates	9	—		9
Accounts receivable	4,760	1,193	A	5,953
Restricted cash	13,988	20,853	A	34,841
Other assets	25,539	1,095	A	27,057
		423	A
Total assets	$918,506	$89,811		$1,008,317

Liabilities and Equity
Liabilities:
Non-recourse debt	$393,747	$90,000	A	$483,747
Accounts payable, accrued expenses and other liabilities	21,421	5,397	A	26,818
Due to affiliates	2,073	—		2,073
Distributions payable	6,297	—		6,297
Total liabilities	423,538	95,397		518,935
Commitments and contingencies

Equity:
CWI stockholders’ equity:
Common stock	59	—		59
Additional paid-in capital	520,337	—		520,337
Distributions and accumulated losses	(37,061)	(5,586)	A	(42,647)
Accumulated other comprehensive loss	(584)	—		(584)
Less: treasury stock at cost	(524)	—		(524)
Total CWI stockholders’ equity	482,227	(5,586)		476,641
Noncontrolling interests	12,741	—		12,741
Total equity	494,968	(5,586)		489,382
Total liabilities and equity	$918,506	$89,811		$1,008,317

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Exhibit 99.3 – 2

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2012
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
						Renaissance		Weighted
	CWI	2012		Other 2013		Chicago		Average
	Historical	Acquisitions		Transactions		Downtown		Shares		Pro Forma
Hotel Revenues
Rooms	$8,906	$18,401	B	$114,727	B	$32,894	B			$174,928
Food and beverage	2,671	3,295	B	32,250	B	13,067	B			51,283
Other hotel income	1,395	2,245	B	19,141	B	2,720	B			25,501
Total Hotel Revenues	12,972	23,941		166,118		48,681				251,712
Other real estate income	64	—		—		—				64
Total Revenues	13,036	23,941		166,118		48,681				251,776
Operating Expenses
Hotel Expenses
Rooms	2,508	3,732	C	33,394	C	8,221	C			47,855
Food and beverage	2,160	2,942	C	25,014	C	10,035	C			40,151
Other hotel operating expenses	817	810	C	12,518	C	1,451	C			15,596
General and administrative	1,269	2,339	C	14,187	C	3,967	C			21,762
Sales and marketing	1,191	2,593	C	14,824	C	3,884	C			22,492
Repairs and maintenance	679	963	C	6,338	C	2,220	C			10,200
Utilities	635	807	C	4,993	C	1,085	C			7,520
Management fees	199	749	C	3,528	C	1,460	C			5,936
Property taxes, insurance and rent	676	1,038	C	6,951	C	7,501	C			16,166
Depreciation and amortization	1,392	3,558	C	22,053	C	6,636	C			33,639
Total Hotel Expenses	11,526	19,531		143,800		46,460				221,317
Other Operating Expenses
Acquisition-related expenses	5,549	(5,143)	D	(97)	D	—				309
Management expenses	689	—		—		—				689
Corporate general and administrative expenses	2,475	—		—		—				2,475
Asset management fees to affiliate	601	680	E	3,058	E	804	E			5,143
Total Other Operating Expenses	9,314	(4,463)		2,961		804				8,616
Operating (Loss) Income	(7,804)	8,873		19,357		1,417				21,843
Other Income and (Expenses)
Net income (loss) from equity investments in real estate	1,611	(840)	F	(1,812)	F	—				(1,041)
Other income	85	—		—		—				85
Bargain purchase gain	3,809	(3,809)	G	—		—				—
Interest expense	(1,199)	(3,090)	H	(19,053)	H	(4,358)	H			(27,700)
	4,306	(7,739)		(20,865)		(4,358)				(28,656)
(Loss) Income from Operations Before Income Taxes	(3,498)	1,134		(1,508)		(2,941)				(6,813)
Provision for income taxes	(344)	(101)	I	(701)	I	(1,284)	I			(2,430)
Net (Loss) Income	(3,842)	1,033		(2,209)		(4,225)				(9,243)
Loss (income) attributable to noncontrolling interests	1,119	(259)	J	1,828	J	—				2,688
Net (Loss) Income Attributable to CWI Stockholders	$(2,723)	$774		$(381)		$(4,225)				$(6,555)
Basic and Diluted Net Loss Per Share	$(0.29)									$(0.17)
Basic and Diluted Weighted Average Shares Outstanding	9,323,705							28,779,149	K	38,102,854

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Exhibit 99.3 – 3

CAREY WATERMARK INVESTORS INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2013
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
				Renaissance		Weighted
	CWI	Other 2013		Chicago		Average
	Historical	Transactions		Downtown		Shares		Pro Forma
Hotel Revenues
Rooms	$56,067	$53,659	B	$26,812	B			$136,538
Food and beverage	11,480	20,139	B	8,624	B			40,243
Other hotel income	5,781	12,107	B	2,074	B			19,962
Total Revenues	73,328	85,905		37,510				196,743
Operating Expenses
Hotel Expenses
Rooms	12,665	19,235	C	6,804	C			38,704
Food and beverage	8,470	14,673	C	7,195	C			30,338
Other hotel operating expenses	3,093	7,376	C	1,144	C			11,613
General and administrative	5,941	7,451	C	2,918	C			16,310
Sales and marketing	7,058	6,549	C	2,834	C			16,441
Repairs and maintenance	2,664	3,138	C	1,723	C			7,525
Utilities	2,538	2,541	C	877	C			5,956
Management fees	1,506	1,544	C	1,125	C			4,175
Property taxes, insurance and rent	3,630	3,771	C	5,813	C			13,214
Depreciation and amortization	10,155	10,202	C	4,977	C			25,334
Total Hotel Expenses	57,720	76,480		35,410				169,610
Other Operating Expenses
Acquisition-related expenses	17,250	(17,237)	D	—				13
Management expenses	803	—		—				803
Corporate general and administrative expenses	3,186	—		—				3,186
Asset management fees to affiliate	1,783	1,450	E	603	E			3,836
Total Other Operating Expenses	23,022	(15,787)		603				7,838
Operating (Loss) Income	(7,414)	25,212		1,497				19,295
Other (Expenses) and Income
Net income (loss) from equity investments in real estate	599	(2,600)	F	—				(2,001)
Interest expense	(8,190)	(9,641)	H	(3,260)	H			(21,091)
	(7,591)	(12,241)		(3,260)				(23,092)
(Loss) Income from Operations Before Incomes Taxes	(15,005)	12,971		(1,763)				(3,797)
(Provision for) benefit from income taxes	(939)	218	I	(982)	I			(1,703)
Net (Loss) Income	(15,944)	13,189		(2,745)				(5,500)
Loss attributable to noncontrolling interests	529	1,205	J	—				1,734
Net (Loss) Income Attributable to CWI Stockholders	$(15,415)	$14,394		$(2,745)				$(3,766)
Basic and Diluted Net Loss Per Share	$(0.46)							$(0.08)
Basic and Diluted Weighted Average Shares Outstanding	33,793,892					13,777,352	K	47,571,244

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

Exhibit 99.3 – 4

CAREY WATERMARK INVESTORS INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated statement of operations for the year ended December 31, 2012 was derived from our historical audited consolidated financial statements as of and for the year ended December 31, 2012, included in our Annual Report on
Form 10-K for the year ended December 31, 2012. The pro forma condensed consolidated balance sheet as of September 30, 2013 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2013 were derived from the unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2013.

The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States. Pro forma financial information is intended to provide information about continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

Note 2. Historical Acquisitions

2012 Acquisitions

On May 31, 2012, June 8, 2012, July 9, 2012 and December 6, 2012, we acquired controlling interests in four hotels: Hampton Inn Boston Braintree, Hilton Garden Inn New Orleans French Quarter/CBD, Lake Arrowhead Resort and Spa, and Courtyard San Diego Mission Valley, respectively. Additionally, on October 3, 2012, we entered into the Westin Atlanta Venture, which we account for under the equity method of accounting (collectively, our “2012 Acquisitions”).

Our 2012 Acquisitions are reflected in our historical condensed consolidated statement of operations for the duration of the nine months ended September 30, 2013 and for a portion of the year ended December 31, 2012, reflecting their results of operations from their respective dates of acquisition through the end of each period presented. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012 based on their historical results included in previously filed Form 8-K/A’s by us.

Other 2013 Transactions

On February 14, 2013, March 12, 2013, May 29, 2013, June 6, 2013, July 10, 2013, August 13, 2013 and October 23, 2013, we acquired controlling interests in the Hilton Southeast Portfolio (which is comprised of five select-service hotels), the Courtyard Pittsburgh Shadyside, the Hutton Hotel Nashville, the Holiday Inn Manhattan 6th Avenue Chelsea, the Fairmont Sonoma Mission Inn & Spa, the Marriott Raleigh City Center and Hawk’s Cay Resort, respectively (collectively, our “Other 2013 Acquisitions”). On July 17, 2013, we sold our 49% joint venture interest in the Long Beach Venture, comprising our share of all the assets and liabilities of the venture, to Ensemble Hotel Partners, LLC, our joint venture partner, for $22.6 million (collectively, with the acquisitions described above, the “Other 2013 Transactions”). The venture owned two hotels: the Hotel Maya, a DoubleTree by Hilton; and the Residence Inn Long Beach Downtown.

All of the transactions noted above are reflected in our historical condensed consolidated balance sheet at September 30, 2013 and, therefore, no pro forma adjustments to our historical condensed consolidated balance sheet as of September 30, 2013 were required. In addition, the transactions noted above are reflected in our historical condensed consolidated statement of operations for the nine months ended September 30, 2013 reflecting their results of operations from their respective dates of acquisition through September 30, 2013. We made pro forma adjustments (Note 3, adjustments B through K) to reflect the impact on our results of operations had these acquisitions been made on January 1, 2012.

Exhibit 99.3 – 5

Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A. Investment

Renaissance Chicago Downtown

On December 20, 2013, we acquired the Renaissance Chicago Downtown Hotel from WSRH Chicago, L.L.C., an unaffiliated third party and acquired real estate assets and other hotel assets and liabilities totaling $134.9 million. The full-service hotel is located in Chicago, Illinois and has 553 rooms. The hotel will continue to be managed by Marriott International, an unaffiliated third party. In connection with this acquisition, we expensed acquisition costs of $5.6 million, which are reflected as a charge to distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2013. We placed $20.9 million into lender-held escrow accounts in connection with planned renovations.

We acquired the Renaissance Chicago Downtown Hotel through a wholly-owned subsidiary and obtained a non-recourse mortgage loan of $90.0 million. The interest rate is fixed at 4.71% and the loan matures on January 1, 2021. We capitalized $0.4 million of deferred financing costs related to this loan.

The following table presents a summary of assets acquired and liabilities assumed in this business combination, at the date of acquisition (Dollars in thousands):

Renaissance
Chicago
Downtown
Acquisition consideration
CWI Cash consideration	$134,939
Assets acquired at fair value:
Building	132,198
Furniture, fixtures and equipment	5,850
Accounts receivable	1,193
Other assets (a)	1,095
Liabilities assumed at fair value:
Accounts payable, accrued expenses, and other liabilities	(5,397)
Net assets acquired at fair value	$134,939
__________

(a)
Other assets includes $0.3 million of intangible assets related to several in-place leases, which are being amortized over periods ranging from less than one year to approximately eight years and $0.5 million of intangible assets related to a below-market hotel ground lease, which is being amortized over approximately 10 years.

Exhibit 99.3 – 6

Notes to Pro Forma Condensed Consolidated Financial Statements

B. Hotel Revenue

The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the nine months ended September 30, 2013 represent the historical incremental revenues recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)
	Pre-Acquisition Historical
	Year Ended December 31, 2012
			Renaissance
	2012	Other 2013	Chicago
	Acquisitions	Acquisitions	Downtown
Rooms	$18,401	$114,727	$32,894
Food and beverage	3,295	32,250	13,067
Other hotel income	2,245	19,141	2,720
	$23,941	$166,118	$48,681

(Dollars in thousands)

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2013
		Renaissance
	Other 2013	Chicago
	Acquisitions	Downtown
Rooms	$53,659	$26,812
Food and beverage	20,139	8,624
Other hotel income	12,107	2,074
	$85,905	$37,510

Exhibit 99.3 – 7

Notes to Pro Forma Condensed Consolidated Financial Statements

C. Hotel Expenses

Pre-Acquisition Historical Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of each of our investments except for those related to depreciation and amortization, sales and marketing, and management fees as illustrated below. The pro forma adjustments related to our 2012 Acquisitions for the year ended December 31, 2012 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2012 to their respective acquisition dates. The pro forma adjustments related to our Other 2013 Acquisitions for the nine months ended September 30, 2013 represent the pre-acquisition historical incremental expenses recognized by each property prior to our acquisition from January 1, 2013 to their respective acquisition dates.

(Dollars in thousands)
	Pre-Acquisition Historical
	Year Ended December 31, 2012
			Renaissance
	2012	Other 2013	Chicago
	Acquisitions	Acquisitions	Downtown
Rooms	$3,732	$33,394	$8,221
Food and beverage	2,942	25,014	10,035
Other hotel operating expenses	810	12,518	1,451
General and administrative	2,339	14,187	3,967
Repairs and maintenance	963	6,338	2,220
Utilities	807	4,993	1,085
Property taxes, insurance and rent	1,038	6,951	7,501
	$12,631	$103,395	$34,480

(Dollars in thousands)
	Pre-Acquisition Historical
	Nine Months Ended September 30, 2013
		Renaissance
	Other 2013	Chicago
	Acquisitions	Downtown
Rooms	$19,235	$6,804
Food and beverage	14,673	7,195
Other hotel operating expenses	7,376	1,144
General and administrative	7,451	2,918
Repairs and maintenance	3,138	1,723
Utilities	2,541	877
Property taxes, insurance and rent	3,771	5,813
	$58,185	$26,474

Exhibit 99.3 – 8

Notes to Pro Forma Condensed Consolidated Financial Statements

Adjusted Hotel Expenses

Pro forma adjustments reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using an estimated useful life not to exceed 40 years for building and building improvements, one to 11 years for furniture, fixtures and equipment and less than one to 93 years for intangible assets. Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements entered into upon acquisition. Base management fees range from 1% to 3% of annual gross revenues per hotel. Our franchise agreements provide for a license fee, or royalty, ranging from 3% to 9% of applicable revenues, as well as program fees ranging from 1% to 4% of gross room revenue. The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent the incremental hotel expenses that would have been incurred in addition to those presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012
			Renaissance
	2012	Other 2013	Chicago
	Acquisitions	Acquisitions	Downtown
Sales and marketing - pre-acquisition historical	$2,573	$13,947	$3,884
Sales and marketing - pro forma adjustments	20	877	—
Sales and marketing - pro forma results	$2,593	$14,824	$3,884

Management fees - pre-acquisition historical	$740	$4,877	$1,460
Management fees - pro forma adjustments	9	(1,349)	—
Management fees - pro forma results	$749	$3,528	$1,460

Depreciation and amortization - pre-acquisition historical	$2,702	$18,029	$5,531
Depreciation and amortization - pro forma adjustments	856	4,024	1,105
Depreciation and amortization - pro forma results	$3,558	$22,053	$6,636

(Dollars in thousands)

	Nine Months Ended September 30, 2013
		Renaissance
	Other 2013	Chicago
	Acquisitions	Downtown
Sales and marketing - pre-acquisition historical	$6,571	$2,834
Sales and marketing - pro forma adjustments	(22)	—
Sales and marketing - pro forma results	$6,549	$2,834

Management fees - pre-acquisition historical	$2,396	$1,125
Management fees - pro forma adjustments	(852)	—
Management fees - pro forma results	$1,544	$1,125

Depreciation and amortization - pre-acquisition historical	$8,575	$4,903
Depreciation and amortization - pro forma adjustments	1,627	74
Depreciation and amortization - pro forma results	$10,202	$4,977

Exhibit 99.3 – 9

Notes to Pro Forma Condensed Consolidated Financial Statements

D. Acquisition-Related Expenses

Acquisition costs directly attributable to our 2012 Acquisitions, which are non-recurring in nature and total $5.1 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

Acquisition costs directly attributable to our Other 2013 Acquisitions, which are non-recurring in nature and total $0.1 million and $17.2 million, are reflected in our historical condensed consolidated statement of operations for the year ended December 31, 2012 and nine months ended September 30, 2013, respectively. We have reflected a pro forma adjustment to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

The remaining balances in acquisition-related expenses for the year ended December 31, 2012 and the nine months September 30, 2013 primarily represent costs associated with investments that were not consummated.

E. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.50% of the aggregate average monthly market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Year Ended	Nine Months Ended
	December 31, 2012	September 30, 2013
2012 Acquisitions	$680	$—
Other 2013 Acquisitions	3,058	1,450
Renaissance Chicago Downtown	804	603
	$4,542	$2,053

F. Net Income (Loss) from Equity Investments in Real Estate

Earnings for our equity method investments are recognized in accordance with each respective investment agreement and are based upon the allocation of the investment’s net assets at book value as if the investment were hypothetically liquidated at the end of each reporting period. Under the conventional approach to accounting for equity investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is not applicable if the venture’s capital structure gives different rights and priorities to its investors as it is difficult to describe an investor’s interest in a venture simply as a specified percentage. As we have priority return on our investments, we follow the hypothetical liquidation at book value method in determining our share of the ventures’ earnings or losses for the reporting period as this method better reflects our claim on the ventures’ book value at the end of each reporting period. Due to our preferred interests, we are not responsible for and will not reflect losses to the extent our partners continue to have equity in the investments.

2012 Acquisitions

Based on the hypothetical liquidation at book value method, our pro forma equity in the loss of the Westin Atlanta Venture would have been approximately $0.8 million for the period from January 1, 2012 through the date of acquisition.

Other 2013 Transactions

Income from the Long Beach Venture totaling $1.8 million and $2.6 million is reflected in our historical consolidated statement of operations for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively. We have reflected pro forma adjustments to exclude these earnings from our respective pro forma condensed consolidated statements of operations.

G. Bargain Purchase Gain

A bargain purchase gain of $3.8 million is included in our historical statement of operations for the year ended December 31, 2012 related to our acquisition of Lake Arrowhead Resort and Spa. We have reflected a pro forma adjustment to exclude this

Exhibit 99.3 – 10

Notes to Pro Forma Condensed Consolidated Financial Statements

transaction-related gain in our pro forma condensed consolidated statement of operations, as this is not expected to have a recurring impact on us.

H. Interest Expense

The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent the incremental interest expense that would have been incurred in addition to the amount presented in our historical financial statements.

(Dollars in thousands)

	Year Ended December 31, 2012
			Renaissance
	2012	Other 2013	Chicago
	Acquisitions	Acquisitions	Downtown (a)
Interest expense - pre-acquisition historical	$3,708	$16,947	$—
Interest expense - pro forma adjustments	(618)	2,106	4,358
Interest expense - pro forma results	$3,090	$19,053	$4,358

(Dollars in thousands)

	Nine Months Ended September 30, 2013
		Renaissance
	Other 2013	Chicago
	Acquisitions	Downtown (a)
Interest expense - pre-acquisition historical	$7,081	$—
Interest expense - pro forma adjustments	2,560	3,260
Interest expense - pro forma results	$9,641	$3,260
___________

(a)	Interest expense for the year ended December 31, 2012 and the nine months ended September 30, 2013 was not included in the pre-acquisition historical financial statements.

All of our variable-rate debt was effectively converted to fixed-rate debt through interest rate swap derivative instruments.

I. (Provision for) Benefit from Income Taxes

We have reflected pro forma adjustments related to each of our investments based upon estimated effective tax rates for each investment which take into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. These pro forma adjustments reflect what the income tax provisions would have been had the investments been made on January 1, 2012. The following pro forma adjustments for the year ended December 31, 2012 and the nine months ended September 30, 2013 represent the (expense) benefit that would have been incurred based on the new entity structure, as applicable (in thousands):

	Year Ended	Nine Months Ended
	December 31, 2012	September 30, 2013
2012 Acquisitions	$(101)	$—
Other 2013 Acquisitions	(701)	218
Renaissance Chicago Downtown	(1,284)	(982)
	$(2,086)	$(764)

Exhibit 99.3 – 11

Notes to Pro Forma Condensed Consolidated Financial Statements

J. Loss (Income) Attributable to Noncontrolling Interests

The combined pro forma adjustment to loss (income) attributable to noncontrolling interest related to our 2012 Acquisitions was $(0.3) million for the year ended December 31, 2012.

The pro forma adjustment to loss (income) attributable to noncontrolling interest related to our Other 2013 Acquisitions was $1.8 million and $1.2 million for the year ended December 31, 2012 and the nine months ended September 30, 2013, respectively.

K. Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds used for each acquisition included in these pro forma condensed consolidated financial statements, if we did not have sufficient cash on hand to acquire and commence operations of the hotel for pro forma purposes, were issued on January 1, 2012. In addition, historical weighted average share amounts have been adjusted to treat a stock distribution paid on December 19, 2013 as if it were outstanding as of the beginning of the periods presented.

Exhibit 99.3 – 12